UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/18 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
June 30, 2018:
$242,761,407
Portfolio
Composition at
June 30, 2018:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Fund, for the six months ended June 30, 2018.
The six months ended June 30, 2018 were positive for the Fund on an absolute basis and relative to its benchmark index. Further, the Fund outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2018 (allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 27% of its peer category for each of these time periods.
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2018, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of improving U.S. economic growth and modestly increasing inflation.
For the first quarter of 2018, U.S. Gross Domestic Product (GDP) growth registered 2.0%. Retail sales were particularly weak in the first two months of the calendar year, a key factor in keeping growth rates slower than the 2.9% GDP growth rate of the fourth quarter of 2017. However, retail sales then picked up considerably in March, April and May 2018, leading economists to forecast second quarter GDP growth to be considerably stronger, possibly reaching an annualized growth rate of 3.8% or more. The U.S. labor market remained healthy throughout the semi-annual period, as job gains averaged 214,000 per month, higher than the 188,000 monthly average for the year 2017. Unemployment fell from 4.1% at the beginning of the calendar year to 4.0% in June 2018, the lowest level in more than 18 years. In the month of May 2018, U.S. unemployment actually achieved its lowest reading of the semi-annual period at 3.8%. Manufacturing also remained strong, with the most important measure, the ISM Manufacturing Survey, reaching its highest level in more than nine months. Because of this economic strength, inflation, which had been tame for so long, finally started to pick up, albeit modestly. Although average hourly earnings among U.S. workers did not increase, the broadest measure of inflation, which the Federal Reserve (the Fed) closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 2.0% on a year over year basis as of May 2018 (latest data available).
The modest uptick in inflation supported the Fed’s tightening monetary policy. During the semi-annual period, the Fed increased its targeted federal funds rate twice — in March and June 2018 — bringing it to a range of 1.75% to 2.00%. The Fed also signaled to investors that it would increase interest rates once or possibly twice more before the calendar year ends. While U.S. inflation had only increased modestly, Fed policymakers stated concerns about the low unemployment rate, which they believe may eventually push wages higher, driving the

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

overall inflation rate even higher. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the semi-annual period. For example, the two-year U.S. Treasury note started the semi-annual period with a yield of 1.88% and ended June with a yield of 2.53%, an increase of 65 basis points. (A basis point is 1/100th of a percentage point.) Long-term fixed income securities fared somewhat better. The bellwether 10-year U.S. Treasury note began the semi-annual period with a yield of 2.40% and ended June with a yield of 2.86%, up 46 basis points.
Despite the Fed’s tightening of monetary policy, which has the potential to slow economic growth through reduced credit activity, many economists were optimistic at the end of the semi-annual period about economic growth prospects for the months ahead, largely due to fiscal policy. The U.S. tax reform package passed by Congress and signed into law in December 2017 could well drive better corporate earnings through lower corporate tax rates and improved consumer spending. However, working against this positive scenario is the current U.S. Administration’s imposition of tariffs on Western Europe, Canada, Mexico and, perhaps most significantly, China. Historically, tariffs have slowed economic growth and added to inflationary pressures. If these recent decisions regarding tariffs — and any potentially resulting trade wars — follow historical precedent, they could have an important effect on both U.S. and global economic growth going forward.
On the commodities front, markets overall rose on fundamental strength but with geopolitical hindrance and uncertainty surrounding actual and potential tariffs imposed by the U.S. Administration and escalating trade tensions dominating the direction of various commodity prices. Oil prices rose strongly, with West Texas Intermediate crude oil prices appreciating approximately 23% during the semi-annual period on a positive supply/demand scenario. Gold prices declined on rising U.S. Treasury yields and a stronger U.S. dollar.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, gained 2.65% during the six months ended June 30, 2018.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with a modest decline.
The S&P 500® Index posted a solid gain of 3.43% in the second quarter of 2018. Improved economic growth and strong first quarter 2018 corporate earnings appeared to more than offset the Fed’s second interest rate hike of the calendar year, signs of a possible slowdown in economic growth overseas and escalating trade tensions, the latter of which proved to be a persistent source of market volatility.
As was the case for 2017, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2018, with value-oriented stocks overall in the large-cap and mid-cap segments posting modestly negative absolute returns. However, in a reversal from 2017, small-cap stocks performed best, followed at some distance by large-cap stocks and mid-cap stocks, which performed similarly to each other. Still, all capitalization segments posted positive returns during the semi-annual period. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, six sectors posted positive absolute returns and five generated negative returns during the semi-annual period. Consumer discretionary, information technology and energy were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the semi-annual period were telecommunication services, consumer staples and industrials.
All told, the U.S. equity market outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index4 and MSCI Emerging Markets Index5, respectively, posted semi-annual returns of  -2.75% and -6.66%, respectively, weighed on by political and protectionism concerns, including Italian political turmoil, the ongoing unpredictability around the U.S.-North Korea summit, and trade war fears. Central bank tightening and a strong U.S. dollar further pressured international equities.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index6, posted a return of  -1.62% during the semi-annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, with only a modest increase in longer-term rates given still-low inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) While rates rose across the yield curve, or spectrum of maturities, interest rates on maturities of three years and less rose most.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 54 basis points, the yield on the two-year U.S. Treasury note increased approximately 65 basis points, and the yield on the five-year U.S. Treasury note rose approximately 53 basis points. The yield on the bellwether 10-year U.S. Treasury note increased approximately 46 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 24 basis points during the semi-annual period.
Broadly speaking, it was a “risk off” environment within the taxable fixed income market, wherein investors’ aversion to risk heightened dramatically from that seen during 2017. While most sectors posted negative absolute returns, U.S. Treasuries and securitized bonds significantly outperformed the higher risk corporate bond sector. Similarly, within the investment grade corporate bond sector, higher rated bonds outperformed lower rated bonds. BBB-rated bonds, for instance, the lowest-rated investment grade bonds, trailed AA-rated bonds by almost 200 basis points. However, an exception to the trend favoring higher quality was the high yield corporate bond sector, which significantly outperformed investment grade debt during the semi-annual period. Within the high yield corporate bond sector, CCC-rated bonds posted the strongest returns of any fixed income sector, generating a positive return of more than 3%. Such comparatively robust performance, however, was driven primarily by a much-reduced supply of CCC-rated bonds rather than by any aberration in investor sentiment during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on the other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

FTSE Russell Index is a broad range of U.S. indexes which allow investors to track current and historical market performance by specific size, investment style and other market characteristics.

4
MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

5
MSCI Emerging Markets Index consists of 23 economies which measures equity market performance in global emerging markets.

6
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Fund portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 1.66% during the six months ended June 30, 2018. This compares to the 1.00% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed its blended benchmark during the six-month reporting period. The equity portion of the Fund outperformed the 2.65% return of the S&P 500® Index, more than offsetting the fixed income portion of the Fund’s modest underperformance of the -1.62% return of the Bloomberg Barclays Index during the semi-annual period. Asset allocation also contributed positively. The Fund was overweighted in stocks and underweighted in fixed income during a semi-annual period when the S&P 500® Index posted a positive return and the Bloomberg Barclays Index posted a negative absolute return.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from stock selection overall. Sector allocation decisions as a whole had a rather neutral effect during the reporting period. Having a significantly underweighted allocation to financials, which was among the weakest sectors in the S&P 500® Index during the semi-annual period, helped most. Effective stock selection in the information technology, industrials, health care and consumer staples sectors also boosted the equity portion of the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of having an overweight in materials, which significantly lagged the S&P 500® Index during the semi-annual period, Weak stock selection in the consumer discretionary sector also dampened relative results. Having no exposure at all to the energy sector, which was among the strongest sectors in the S&P 500® Index during the semi-annual period, hurt as well.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications; salesforce.com, which provides customer relationship management services software-on-demand for businesses; and Domino’s Pizza, which operates a network of company-owned and franchised fast-food restaurants. Each of these stocks enjoyed robust double-digit gains during the semi-annual period driven by stronger than expected operational performance.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the equity portion of the Fund was hurt most by not owning e-commerce giant Amazon.com, which posted strong gains during the semi-annual period. However, the equity portion of the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies. Also, the equity portion of the Fund’s positions in dental supply manufacturer and distributor Dentsply Sirona and tobacco company British American Tobacco detracted. Each of these companies’ stocks experienced double-digit declines during the semi-annual period, hurt by weaker than expected operating results.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, a position in Broadridge Financial Solutions, a technology services provider to the financial services industry, was added to the equity portion of the Fund because of its consistently strong history of growth in operations and stock price.
Among those positions eliminated from the equity portion of the Fund during the semi-annual period were medical waste management services provider Stericycle and software supplier to the health care industry Cerner. We exited each of these positions due to its weaker than expected operating results and what we believed were its diminished long-term growth prospects.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
There were no material changes in the equity portion of the Fund’s sector weightings during the six-month period ended June 30, 2018, though its allocation to the utilities sector did decrease modestly.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials and consumer staples sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials, information technology and utilities sectors and was rather neutrally weighted relative to the S&P 500® Index in the consumer discretionary and real estate sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and telecommunication services sectors on June 30, 2018.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively, albeit modestly, to its performance relative to the Bloomberg Barclays Index during the semi-annual period. We kept the fixed income portion of the Funds duration moderately shorter than that of the Bloomberg Barclays Index, which proved beneficial as interest rates rose during the semi-annual period. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
An overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries detracted from the fixed income portion of the Fund’s relative results most. During calendar year 2017, corporate bonds had performed well, adding significant value to the fixed income portion of the Fund’s relative performance. We anticipated that technicals, or supply/demand factors, would continue to support corporate bonds into 2018. However, instead of the reduced supply scenario expected, a number of companies issued bonds as they rushed to get ahead of the Federal Reserve’s (the Fed) interest rate hikes. Also, oil was widely expected to remain in the $50 per barrel range. However, by March 2018, oil prices were in the mid-$60 per barrel range, stoking inflation expectations and feeding a perception the Fed may become more aggressive in raising short-term interest rates this year. Further, investors balked at taking on more credit risk amidst the broad equity market sell-off that began in early February 2018. All told then, during the semi-annual period, investment grade corporate bonds posted negative absolute returns that underperformed those of U.S. Treasuries, even as fundamentals within the sector, including low default rates and strong balance sheets, remained healthy.
Conversely, the fixed income portion of the Fund’s exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted modestly positive returns that significantly outpaced the Bloomberg Barclays Index. The fixed income portion of the Fund’s underweight to international sovereign debt added value as well, given that this was one of the worst performing sectors in the fixed income market during the semi-annual period.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We made several changes to the fixed income portion of the Fund’s weightings during the semi-annual period given the shift in market conditions from the “risk on” environment that dominated at the start of 2018 to the “risk off” environment that arose, a sentiment we believe investors may well maintain for the near term. We significantly reduced both its overweight to investment grade corporate bonds and its exposure to high yield corporate bonds. We correspondingly increased the fixed income portion of the Fund’s allocations to U.S. Treasuries and highly-rated securitized debt.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2018?
At the end of June 2018, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-government bond, sectors but substantially less so than it was at the start of the semi-annual period. Conversely, U.S. Treasuries, while remaining underweight the Bloomberg Barclays Index, shifted to a somewhat less underweight allocation.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2017, the Fund had weightings of approximately 73% in stocks, 24% in fixed income and 3% in cash equivalents. Allocations remained in a narrow range during the semi-annual period such that the Fund ended June 2018 with weightings of approximately 71% in stocks, 27% in fixed income and 2% in cash equivalents. At the end of the semi-annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Top Ten Holdings (As of 6/30/2018) (Unaudited)
Issue	Percentage of Net Assets
IDEXX Laboratories, Inc.	2.85%
Waste Connections, Inc.	2.76%
Roper Technologies, Inc.	2.73%
O’Reilly Automotive, Inc.	2.57%
AMETEK, Inc.	2.42%
Mettler-Toledo International, Inc.	2.31%
Amphenol Corp.	2.20%
MasterCard, Inc.	2.19%
SBA Communications Corp. REIT	2.05%
Canadian National Railway Co.	2.02%
Total	24.10%
Equity Sector Weightings vs. Index (As of 6/30/2018) (Unaudited)
Percentage of equity securities only

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2018) (Unaudited)
	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	1.66%	7.76%	7.68%	9.00%	7.49%	9.62%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	0.94%	8.46%	7.85%	8.96%	7.59%	8.30%
S&P 500® Index	2.65%	14.37%	11.93%	13.42%	10.17%	9.60%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Semi-Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2018 and held for six months ended June 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,016.60	$4.55	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56	0.91%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
Common Stocks — 71.0%
Consumer Discretionary — 8.7%
Distribution & Wholesale — 1.2%
89,000	LKQ Corp.*	$2,839,100
Retail — 7.5%
6,400	AutoZone, Inc.*	4,293,952
12,000	Domino’s Pizza, Inc.	3,386,040
22,800	O’Reilly Automotive, Inc.*	6,237,396
46,000	TJX Companies, Inc. (The)	4,378,280
		18,295,668
		21,134,768
Consumer Staples — 6.1%
Agriculture — 0.9%
42,720	British American Tobacco PLC ADR	2,155,224
Beverages — 1.3%
30,000	PepsiCo, Inc.	3,266,100
Food — 1.0%
38,000	General Mills, Inc.	1,681,880
20,200	Hormel Foods Corp.(1)	751,642
		2,433,522
Household Products — 1.5%
67,000	Church & Dwight Co., Inc.(1)	3,561,720
Retail — 1.4%
16,000	Costco Wholesale Corp.	3,343,680
		14,760,246
Financials — 1.4%
Insurance — 1.4%
40,500	Arch Capital Group, Ltd.*	1,071,630
18,000	Chubb, Ltd.	2,286,360
		3,357,990
Healthcare — 13.5%
Biotechnology — 0.9%
18,200	Alexion Pharmaceuticals, Inc.*	2,259,530
Electronics — 2.3%
9,700	Mettler-Toledo International, Inc.*	5,612,711
Healthcare Products — 9.6%
5,686	Becton Dickinson & Co.	1,362,138
43,200	Danaher Corp.	4,262,976
45,000	DENTSPLY SIRONA, Inc.	1,969,650
63,600	Henry Schein, Inc.*(1)	4,619,904
31,800	IDEXX Laboratories, Inc.*	6,930,492
20,000	Thermo Fisher Scientific, Inc.	4,142,800
		23,287,960
Pharmaceuticals — 0.7%
35,000	Novo Nordisk A/S ADR	1,614,200
		32,774,401
Industrials — 21.5%
Aerospace & Defense — 4.1%
15,000	General Dynamics Corp.	2,796,150
10,100	Northrop Grumman Corp.	3,107,770
20,700	Teledyne Technologies, Inc.*	4,120,542
		10,024,462
Shares		Value
Industrials — 21.5% (Continued)
Commercial Services — 1.6%
48,369	IHS Markit, Ltd.*	$2,495,357
26,000	Rollins, Inc.	1,367,080
		3,862,437
Electrical Equipment — 2.8%
8,300	Acuity Brands, Inc.(1)	961,721
81,575	AMETEK, Inc.	5,886,452
		6,848,173
Environmental Control — 2.8%
89,150	Waste Connections, Inc.	6,711,212
Hand & Machine Tools — 0.5%
7,000	Snap-on, Inc.	1,125,040
Housewares — 1.7%
68,000	Toro Co. (The)	4,097,000
Machinery Diversified — 4.1%
24,100	IDEX Corp.	3,289,168
24,000	Roper Technologies, Inc.	6,621,840
		9,911,008
Transportation — 3.9%
60,000	Canadian National Railway Co.	4,905,000
12,600	J.B. Hunt Transport Services, Inc.	1,531,530
22,000	Union Pacific Corp.	3,116,960
		9,553,490
		52,132,822
Information Technology — 11.5%
Commercial Services — 0.4%
4,900	WEX, Inc.*	933,352
Computers — 1.5%
23,000	Accenture PLC Class A	3,762,570
Diversified Financial Services — 2.2%
27,000	MasterCard, Inc. Class A	5,306,040
Electronics — 2.2%
61,200	Amphenol Corp. Class A	5,333,580
Software — 5.2%
19,000	ANSYS, Inc.*	3,309,420
4,400	Broadridge Financial Solutions, Inc.	506,440
30,000	Fiserv, Inc.*	2,222,700
35,600	Salesforce.com, Inc.*	4,855,840
6,600	Ultimate Software Group, Inc. (The)*	1,698,246
		12,592,646
		27,928,188
Materials — 4.5%
Chemicals — 1.2%
10,900	FMC Corp.	972,389
5,100	NewMarket Corp.(1)	2,062,950
		3,035,339
Commercial Services — 1.9%
33,400	Ecolab, Inc.	4,687,022
Housewares — 0.6%
18,000	Scotts Miracle-Gro Co. (The)(1)	1,496,880

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Shares/ Principal Amount		Value
Common Stocks — 71.0% (Continued)
Miscellaneous Manufacturers — 0.4%
9,500	AptarGroup, Inc.	$887,110
Packaging & Containers — 0.4%
10,000	Ball Corp.	355,500
11,600	Crown Holdings, Inc.*	519,216
		874,716
		10,981,067
Real Estate — 1.4%
REITS — 1.4%
23,000	American Tower Corp. REIT	3,315,910
Telecommunication Services — 2.0%
REITS — 2.0%
30,200	SBA Communications Corp. REIT*	4,986,624
Utilities — 0.4%
Oil & Gas — 0.4%
29,600	South Jersey Industries, Inc.(1)	990,712
Total Common Stocks (Cost $53,397,811)		172,362,728
Asset-Backed Securities — 2.5%
$511,000	Ally Auto Receivables Trust, Series 2017-1, Class A4, 1.99%, 11/15/21	503,682
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	197,008
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	149,384
370,000	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	364,873
250,000	Cedar Funding VII Clo, Ltd., Series 2018-7A, Class A1, 3-month LIBOR + 1.00%, 3.03%, 1/20/31(2)(3)	249,958
250,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	241,161
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,248
250,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(2)	246,294
250,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	246,304
Principal Amount		Value
$250,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	$249,277
500,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	491,666
250,000	Dryden CLO, Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.40%, 3.75%, 1/15/31(2)(3)	247,002
175,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	169,834
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	197,373
350,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	348,387
100,000	GE Capital Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	99,843
329,000	GM Financial Automobile Leasing Trust, Series 2017-1, Class A4, 2.26%, 8/20/20	326,678
300,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	298,523
368,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	361,655
250,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	247,985
200,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	198,323
250,000	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	247,585
140,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	138,540
Total Asset-Backed Securities (Cost $6,014,578)		5,970,583
Commercial Mortgage-Backed Securities — 2.6%
500,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	500,183
251,283	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A1, 1.88%, 12/10/49	246,683
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	98,985

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Amount		Value
Commercial Mortgage-Backed Securities — 2.6% (Continued)
$100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	$101,644
248,502	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	247,043
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	449,080
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	254,727
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	248,526
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	351,434
505,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	498,230
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	759,570
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	249,156
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(2)(3)	100,148
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	301,557
200,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	185,644
94,863	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	95,124
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	248,112
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	196,423
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	245,043
Principal Amount		Value
$223,793	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	$219,269
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	150,609
320,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	316,631
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	202,419
Total Commercial Mortgage-Backed Securities (Cost $6,437,571)		6,266,240
Corporate Bonds & Notes — 9.2%
Basic Materials — 0.4%
Chemicals — 0.2%
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	234,759
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	200,436
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	116,484
		551,679
Iron & Steel — 0.1%
164,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(1)	165,966
Mining — 0.1%
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)(2)	199,562
		917,207
Communications — 0.8%
Internet — 0.2%
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	273,911
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	153,765
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)(2)	200,789
		628,465
Media — 0.3%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	201,977
200,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	205,131
100,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40(1)	108,200
150,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	141,656
		656,964

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 9.2% (Continued)
Communications — 0.8% (Continued)
Telecommunications — 0.3%
$200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	$196,143
100,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	98,144
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	257,161
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	145,257
		696,705
		1,982,134
Consumer, Cyclical — 1.0%
Auto Manufacturers — 0.4%
580,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.38%, 8/6/23	583,064
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	196,211
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	199,649
		978,924
Auto Parts & Equipment — 0.1%
200,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	197,500
Home Builders — 0.3%
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	201,946
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	174,562
100,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	105,000
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	150,105
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	144,375
		775,988
Lodging — 0.1%
125,000	Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	121,875
250,000	Marriott International, Inc., Senior Unsecured Notes, 3.75%, 3/15/25	246,615
		368,490
Retail — 0.1%
225,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	222,037
		2,542,939
Consumer, Non-cyclical — 1.1%
Biotechnology — 0.1%
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	148,532
Commercial Services — 0.1%
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	151,500
Principal Amount		Value
Consumer, Non-cyclical — 1.1% (Continued)
$150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	$153,770
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	121,250
		426,520
Healthcare Products — 0.2%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	245,731
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.25%, 11/12/20	149,238
100,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	100,027
		494,996
Healthcare Services — 0.3%
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	196,940
175,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	172,090
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(1)	149,812
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	109,425
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	104,358
		732,625
Pharmaceuticals — 0.4%
100,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	99,516
210,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	199,190
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	249,725
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	206,341
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	196,915
		951,687
		2,754,360
Energy — 1.2%
Oil & Gas — 0.6%
250,000	Andeavor, Guaranteed Notes, 5.13%, 12/15/26	260,621
175,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	177,587
220,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	214,778
100,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	97,708
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	147,565
175,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	174,510
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	97,724

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 9.2% (Continued)
Energy — 1.2% (Continued)
$200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	$239,148
		1,409,641
Pipelines — 0.6%
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	156,843
150,000	Energy Transfer Partners L.P., Series 5Y, Guaranteed Notes, 4.20%, 9/15/23	149,926
250,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42	276,196
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	139,223
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	238,476
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	187,687
150,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	153,084
200,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	201,949
		1,503,384
		2,913,025
Financial — 3.5%
Banks — 1.8%
200,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	199,800
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	99,245
109,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	109,955
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	189,956
200,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	199,888
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	196,168
200,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	195,925
116,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	119,425
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	248,593
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	193,780
150,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	178,026
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	208,511
Principal Amount		Value
Financial — 3.5% (Continued)
$500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	$491,053
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21(1)	248,795
150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.75%, 1/11/27	141,788
500,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	529,092
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	198,238
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	250,365
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	246,970
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	243,109
		4,488,682
Diversified Financial Services — 0.7%
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	206,262
150,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	154,729
145,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	146,631
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	243,962
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	251,631
100,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	99,968
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	238,862
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	249,084
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	99,896
		1,691,025
Insurance — 0.4%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	145,053
150,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	157,099
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	256,891
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	199,967
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	160,047
		919,057

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 9.2% (Continued)
Financial — 3.5% (Continued)
REITS — 0.6%
$150,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	$146,216
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	104,108
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	205,772
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	249,831
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	260,448
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	96,812
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	178,387
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	105,078
		1,346,652
		8,445,416
Industrial — 0.3%
Aerospace & Defense — 0.1%
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	251,954
Machinery Diversified — 0.1%
225,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	239,063
Miscellaneous Manufacturers — 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	167,982
		658,999
Technology — 0.2%
Computers — 0%
100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	93,919
Software — 0.2%
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	126,608
125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	126,562
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	214,978
		468,148
		562,067
Utilities — 0.7%
Electric — 0.6%
500,000	Commonwealth Edison Co., 4.00%, 8/1/20	509,237
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	206,961
Principal Amount		Value
Utilities — 0.7% (Continued)
$250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	$220,202
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	153,524
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	164,396
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	112,346
175,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	173,495
		1,540,161
Gas — 0.1%
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	102,754
		1,642,915
Total Corporate Bonds & Notes (Cost $22,757,902)		22,419,062
Foreign Government Obligations — 0.5%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	297,979
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	291,851
225,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	221,512
100,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	100,750
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27	127,812
125,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	117,863
Total Foreign Government Obligations (Cost $1,187,591)		1,157,767
Long-Term Municipal Securities — 0.9%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	99,821
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	103,903
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	170,405
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	249,490

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Principal Amount		Value
Long-Term Municipal Securities — 0.9% (Continued)
$250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	$271,897
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	106,180
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	325,362
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	118,526
230,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	224,179
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	144,716
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	78,089
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	108,894
110,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	110,815
Total Long-Term Municipal Securities (Cost $2,128,267)		2,112,277
U.S. Government Agency Obligations — 5.9%
120,000	FHLB, 3.25%, 6/9/23	122,178
250,000	FHLB, 3.25%, 3/8/24	254,385
500,000	FHLMC, 6.25%, 7/15/32	669,183
89,201	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	85,218
115,464	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	121,090
1,292,995	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	1,253,179
155,185	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	157,036
228,563	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	228,645
201,907	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	206,726
110,622	FHLMC Pool #A96409, 3.50%, 1/1/41	110,956
409,665	FHLMC Pool #AG08748, 3.50%, 2/1/47	408,127
250,000	FNMA, 2.38%, 1/19/23	245,481
250,000	FNMA, 2.63%, 9/6/24	245,836
Principal Amount		Value
$65,211	FNMA Pool #254733, 5.00%, 4/1/23	$69,138
155,900	FNMA Pool #255667, 5.00%, 3/1/25	165,289
131,234	FNMA Pool #890236, 4.50%, 8/1/40	138,078
209,812	FNMA Pool #995245, 5.00%, 1/1/39	224,052
184,200	FNMA Pool #AA7720, 4.00%, 8/1/39	189,144
83,393	FNMA Pool #AB1259, 5.00%, 7/1/40	89,368
233,926	FNMA Pool #AB4449, 4.00%, 2/1/42	240,260
302,561	FNMA Pool #AB5472, 3.50%, 6/1/42	303,635
180,931	FNMA Pool #AB6286, 2.50%, 9/1/27	177,280
243,357	FNMA Pool #AB8144, 5.00%, 4/1/37	260,251
90,250	FNMA Pool #AD2351, 4.00%, 3/1/25	92,646
306,563	FNMA Pool #AD6374, 5.00%, 5/1/40	328,798
254,858	FNMA Pool #AH4865, 4.50%, 2/1/41	267,520
34,696	FNMA Pool #AH5434, 4.50%, 4/1/41	36,154
158,914	FNMA Pool #AH8932, 4.50%, 4/1/41	167,201
77,002	FNMA Pool #AI1019, 4.50%, 5/1/41	80,954
97,606	FNMA Pool #AI1105, 4.50%, 4/1/41	102,697
271,852	FNMA Pool #AI3052, 3.50%, 7/1/26	275,278
152,064	FNMA Pool #AJ6932, 3.00%, 11/1/26	152,087
229,377	FNMA Pool #AO2961, 4.00%, 5/1/42	235,588
738,306	FNMA Pool #AP1340, 3.50%, 7/1/42	740,213
228,759	FNMA Pool #AQ0287, 3.00%, 10/1/42	223,651
721,713	FNMA Pool #AS9459, 4.50%, 4/1/47	752,871
293,108	FNMA Pool #AT0969, 3.00%, 4/1/43	286,362
703,557	FNMA Pool #AT8849, 4.00%, 6/1/43	721,789
161,350	FNMA Pool #AU6043, 3.00%, 9/1/43	156,893
240,501	FNMA Pool #AU7025, 3.00%, 11/1/43	234,966
190,678	FNMA Pool #AU8070, 3.50%, 9/1/43	190,941
197,192	FNMA Pool #AU8846, 3.00%, 11/1/43	192,659
92,036	FNMA Pool #AY2728, 2.50%, 2/1/30	89,866
175,487	FNMA Pool #AY5005, 4.00%, 3/1/45	179,084
145,095	FNMA Pool #BD8211, 4.00%, 4/1/47	147,997

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Shares/ Principal Amount		Value
U.S. Government Agency Obligations — 5.9% (Continued)
$587,966	FNMA Pool #BM2006, 4.00%, 1/1/48	$600,193
79,681	FNMA Pool #MA0799, 4.00%, 7/1/26	81,839
248,399	FNMA Pool #MA3238, 3.50%, 1/1/48	247,353
117,837	GNMA, 3.00%, 4/16/39	116,750
288,005	GNMA II Pool #MA1090, 3.50%, 6/20/43	291,435
147,275	GNMA II Pool #MA1520, 3.00%, 12/20/43	145,506
64,472	GNMA II Pool #MA2445, 3.50%, 12/20/44	64,912
248,448	GNMA II Pool #MA5076, 3.00%, 3/20/48	243,227
697,650	GNMA Pool #4016, 5.50%, 8/20/37	749,448
146,670	GNMA Pool #650494, 5.50%, 1/15/36	159,935
106,206	GNMA Pool #MA1375, 3.50%, 10/20/43	107,470
Total U.S. Government Agency Obligations (Cost $14,555,854)		14,428,818
U.S. Treasury Obligations — 5.1%
1,322,000	U.S. Treasury Bonds, 6.13%, 11/15/27	1,676,564
660,000	U.S. Treasury Bonds, 4.50%, 5/15/38	818,116
1,710,000	U.S. Treasury Bonds, 3.13%, 2/15/42	1,757,092
1,374,000	U.S. Treasury Bonds, 3.00%, 2/15/48(1)	1,378,616
1,410,000	U.S. Treasury Notes, 1.00%, 8/31/19	1,387,143
1,810,000	U.S. Treasury Notes, 1.63%, 7/31/20	1,775,921
2,300,000	U.S. Treasury Notes, 2.63%, 2/28/23	2,290,746
10,000	U.S. Treasury Notes, 2.00%, 4/30/24	9,579
1,420,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,373,961
Total U.S. Treasury Obligations (Cost $11,973,248)		12,467,738
Short-Term Investments — 3.3%
Money Market Funds — 3.3%
4,733,118	State Street Institutional U.S. Government Money Market Fund, Premier Class	4,733,118
3,383,161	State Street Navigator Securities Lending Government Money Market Portfolio(4)	3,383,161
Shares/ Principal Amount	Value
Total Short-Term Investments (Cost $8,116,279)	$8,116,279
Total Investments — 101.0% (Cost $126,569,101)	$245,301,492
Excess Of Liabilities Over Cash And Other Assets — (1.0)%	(2,540,085)
Net Assets — 100.0%	$242,761,407
Net Asset Value Per Outstanding Share ($242,761,407 ÷ 11,329,543 shares outstanding)	$21.43
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $15,253,683.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $15,253,683 were out on loan in exchange for $3,383,161 of cash collateral as of June 30, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$172,362,728	$—	$—	$172,362,728
Asset-Backed Securities	—	5,970,583	—	5,970,583
Commercial Mortgage-Backed Securities	—	6,266,240	—	6,266,240
Corporate Bonds & Notes*	—	22,419,062	—	22,419,062
Foreign Government Obligations	—	1,157,767	—	1,157,767
Long-Term Municipal Securities	—	2,112,277	—	2,112,277
U.S. Government Agency Obligations	—	14,428,818	—	14,428,818
U.S. Treasury Obligations	—	12,467,738	—	12,467,738
Short-Term Investments	8,116,279	—	—	8,116,279
Total Investments in Securities	$180,479,007	$64,822,485	$—	$245,301,492

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

June 30, 2018 (uaudited)
ASSETS:
Investment securities, at value (Cost – $126,569,101) (securities on loan, at value, $15,253,683)	$245,301,492
Dividends and interest receivable	695,140
Receivable for securities sold	320,950
Receivable for fund shares sold	102,614
Prepaid expenses	10,341
Receivable for securities lending income	1,358
Total Assets	246,431,895
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	3,383,161
Payable for fund shares redeemed	49,347
Accrued expenses:
Advisory fee	95,321
Service and distribution plan fees	54,422
Directors’ fees and expenses	312
Other	87,925
Total Liabilities	3,670,488
Net Assets	$242,761,407
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 11,329,543 shares)	$113,295
Additional paid-in capital	79,913,835
Undistributed net investment income	2,584,191
Accumulated net realized gain on investments and foreign currency	41,417,937
Net unrealized appreciation (depreciation) of investments and foreign currency translations	118,732,149
Net Assets	$242,761,407
Net Asset Value Per Outstanding Share ($242,761,407 ÷ 11,329,543 shares outstanding)	$21.43

for the Six Months Ended June 30, 2018 (unaudited)
INVESTMENT INCOME:
Interest	$1,107,074
Dividends (net of foreign withholding tax of $14,214)	828,305
Securities lending income	7,848
Total Income	1,943,227
Expenses:
Advisory fee	610,072
Service and distribution plan fees	496,941
Auditing and legal fees	78,114
Custody and accounting fees	51,276
Directors’ fees and expenses	23,427
Compliance	8,308
Insurance fees	8,159
Printing and postage	7,347
Fund administration	6,125
Tax service fees	5,074
Registration and filing fees	2,136
Other	2,449
Total Expenses Before Fees Waived (See Note 5)	1,299,428
Less: Service and Distribution Plan Fees Waived	(168,660)
Net Expenses	1,130,768
Net Investment Income	812,459
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	14,408,942
Foreign currency translations	493
14,409,435
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(11,179,954)
Foreign currency translations	(589)
(11,180,543)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	3,228,892
Net Increase in Net Assets from Operations	$4,041,351

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$812,459	$1,627,925
Net realized gain on investments and foreign currency	14,409,435	27,152,745
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(11,180,543)	11,861,452
Net increase in net assets from operations	4,041,351	40,642,122
Distributions to Shareholders from:
Net investment income	—	(1,432,956)
Net realized gain from investment transactions	—	(21,444,001)
Total distributions	—	(22,876,957)
Share Transactions:
Proceeds from sale of fund shares	825,162	1,898,032
Proceeds from reinvestment of dividends and distributions to shareholders	—	22,876,957
Cost of fund shares redeemed	(19,279,858)	(40,201,637)
Net decrease in net assets from fund share transactions	(18,454,696)	(15,426,648)
Total increase/(decrease) in net assets	(14,413,345)	2,338,517
NET ASSETS:
Beginning of period	257,174,752	254,836,235
End of period	$242,761,407	$257,174,752
Undistributed net investment income included in net assets, at end of period	$2,584,191	$1,771,732

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.08	$19.76	$20.87	$22.17	$23.17	$20.87
Income/(loss) from investment operations:
Net investment income	0.08	0.14	0.12	0.14	0.15	0.12
Net gains/(losses) on securities (both realized and unrealized)	0.27	3.09	1.05	0.08	1.70	4.22
Total from investment operations	0.35	3.23	1.17	0.22	1.85	4.34
Less distributions:
Dividends from net investment income	—	(0.12)	(0.13)	(0.16)	(0.11)	(0.19)
Distributions from net realized gains	—	(1.79)	(2.15)	(1.36)	(2.74)	(1.85)
Total distributions	—	(1.91)	(2.28)	(1.52)	(2.85)	(2.04)
Net asset value, end of period	$21.43	$21.08	$19.76	$20.87	$22.17	$23.17
Total return*	1.66%(1)	16.88%	5.51%	0.88%	8.51%	21.63%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$242,761	$257,175	$254,836	$270,980	$323,884	$344,502
Ratio of gross expenses to average net assets(2)	1.05%(3)	1.02%	1.05%	1.04%	1.03%	1.03%
Ratio of net expenses to average net assets(4)	0.91%(3)	0.89%	0.92%	0.90%	0.88%	0.88%
Ratio of net investment income to average net assets	0.65%(3)	0.63%	0.54%	0.53%	0.62%	0.48%
Portfolio turnover rate	13%(1)	7%	10%	6%	15%	17%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)
Annualized.

(4)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements

June 30, 2018 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended June 30, 2018, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2018, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2018, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

As of June 30, 2018, the Fund was not invested in joint repurchase agreements.
As of June 30, 2018, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$15,253,683	$15,575,712	$15,591,892

*
Value Line Strategic Asset Management Trust received cash collateral of  $3,383,161, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Strategic Asset Management Trust received non-cash collateral of  $12,192,551, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2018.
	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,082,686	$—	$—	$—	$1,082,686
Corporate Bonds & Notes	878,385	—	—	—	878,385
U.S. Treasury Obligations	1,422,090	—	—	—	1,422,090
Total Borrowings	$3,383,161	$—	$—	$—	$3,383,161
Gross amount of recognized liabilities for securities lending transactions					$3,383,161

(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Shares sold	38,628	92,199
Shares issued to shareholders in reinvestment of dividends and distributions	—	1,143,848
Shares redeemed	(907,946)	(1,936,729)
Net decrease	(869,318)	(700,682)
Dividends per share from net investment income	$—	$0.1198
Distributions per share from net realized gains	$—	$1.7932

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2018 (unaudited)
PURCHASES:
U.S. Treasury & Government Agency Obligations	$16,161,534
Other Investment Securities	13,874,144
Total Purchases	$30,035,678
SALES:
U.S. Treasury & Government Agency Obligations	$8,182,040
Other Investment Securities	33,712,238
Total Sales	$41,894,278

4.
Income Taxes

At June 30, 2018, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$126,569,101
Gross tax unrealized appreciation	$120,333,192
Gross tax unrealized depreciation	(1,600,801)
Net tax unrealized appreciation on investments	$118,732,391

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $610,072 was paid or payable to the Adviser for the six months ended June 30, 2018. This was computed at an annual rate of 0.48% of the average daily net assets of the Fund, during the period and paid monthly. Effective May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for Fund administration services and Fund accounting services provided by the Fund’s Custodian. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2018, fees amounting to $496,941, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year periods. For the six months ended June 30, 2018, the fees waived amounted to $168,660. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Strategic Asset Management Trust

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and the Value Line Strategic Asset Management Trust (the “Fund”), a series of the Trust.
As part of the process in considering the continuance of the Agreement, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Allocation – 70% to 85% Equity category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 11 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a

■ Value Line Strategic Asset Management Trust

range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, five-year and ten-year periods ended March 31, 2018. The Board further noted that the Fund’s performance was greater than that of the Peer Group and Category medians, but not the benchmark index, for the three-year period ended March 31, 2018.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category for the most recent fiscal year for which audited financial data is available. The Board noted that the Fund’s expense ratio was the same as that of the Peer Group median before, but less than that of the Peer Group median after, giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group. The Board also noted the Fund’s expense ratio was less than that of the Category median both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Category. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2019. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included

■ Value Line Strategic Asset Management Trust

the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 6, 2018